UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2015

Roundy’s, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35422	27-2337996
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

875 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

(Address of Principal executive offices, including Zip Code)

(414) 231-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2015, the board of directors of Roundy’s, Inc. (the “Company”) elected Kimberly L. Feil, age 56, as a director of the Company. Ms. Feil has not been appointed to any committees of the board of directors and is not expected to be appointed to any at this time.

Ms. Feil will receive fees, and will participate in compensation plans, at levels consistent with the Company’s other directors and committee members. Ms. Feil was also granted $95,000 worth of restricted common stock upon her appointment. These shares of restricted stock will vest upon the first anniversary of the date of her appointment. The Company has not entered into or materially amended a material compensatory arrangement and has not otherwise granted or materially amended a material award in connection with this election.

A copy of the press release relating to the election Ms. Feil is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 8.01	Other Events.

On March 12, 2015, the independent members of the Company’s board of directors created the position of lead director (the “Lead Director”), and appointed Gregory P. Josefowicz to serve as the Company’s Lead Director, effective immediately, for renewable two (2) year terms and until such earlier time as he ceases to be a Director, resigns as Lead Director, or is replaced as Lead Director by a majority of the non-employee/independent Directors. Mr. Josefowicz has served as an independent director of the Company since March 2012.

In connection with the appointment of Mr. Josefowicz, the Board adopted an amended set of Corporate Governance Guidelines (the “Guidelines”), which were updated to reflect the creation of a Lead Director. A copy of the Guidelines is filed as Exhibit 99.2 hereto and is incorporated by reference herein. A copy of the Guidelines is also posted on the Company’s website at http://www.roundys.com.

A copy of the press release relating to the appointment of Mr. Josefowicz is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit 99.1	Press Release, dated March 13, 2015

Exhibit 99.2	Corporate Governance Guidelines, dated March 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROUNDY’S, INC.

/s/ EDWARD G. KITZ
Date: March 13, 2015	Name:	Edward G. Kitz
	Title:	Group Vice President — Legal, Risk & Treasury and Corporate Secretary

Exhibit No.	Description of Exhibit

99.1	Press Release, dated March 13, 2015

99.2	Corporate Governance Guidelines, dated March 12, 2015

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